UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2023

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3810300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Valley View Drive, Suite 2000
Avon, New York 14414
(Address of principal offices)

+1-514-777-3743
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	CSOL

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, Shelli Fields resigned from all positions, including Director, President, Secretary and Treasurer, of China Solar and Clean Energy Solutions, Inc. (the “Company”).

Her resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On March 31, 2023, the Company elected Nurmakhanov Samar Sultanalievich as its new Director, and appointed him as its new President, Secretary and Treasurer,

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description

10.1	Resignation Letter Shelli Fields dated March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023	China Solar & Clean Energy Solutions, Inc.

By: /s/ Nurmakhanov Samst Sultanalievich
___Nurmakhanov Samar Sultanalievich
President